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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 30, 1998


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1998-A
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             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                     333-21219                95-4438859
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(State or other jurisdiction           (Commission            (I.R.S. employer
of incorporation)                      file number)          identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
       LOS ANGELES, CALIFORNIA                                     90071
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(Address of principal executive offices)                         (ZIP Code)

                                 (213) 210-5000
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              (Registrant's telephone number, including area code)


                                       NA
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

        Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement dated March 25, 1998, and a Prospectus, dated December 16, 1997 (collectively, the "Prospectus"), relating to $300,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-A (the "Certificates"), issued by Aames Mortgage Trust 1998-A on March 30, 1998. The Certificates consist of the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-IO, Class A-1A, Class M-1A, Class M-2A and Class B-IA Certificates (together, the "Offered Certificates"), Class R Certificates and Class C Certificates. Only the Offered Certificates were offered by the Prospectus.

        This Current Report on Form 8-K/A amends the Form 8-K filed by the Sponsor on March 30, 1998 to include certain agreements as exhibits hereto.

Item 7.        Financial Statements: Pro Forma Financial Information and
               Exhibits.

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits:

                1.1 Underwriting Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

                1.2 Pricing Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I thereto.

                4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.

                10.1 Subsequent Transfer Agreement, dated as of March 30, 1998, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AAMES CAPITAL CORPORATION


                            By: /s/ Mark E. Elbaum
                                ------------------------------------------
                                    Mark E. Elbaum
                                    Senior Vice President - Finance



        Dated:  April 29, 1998



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                                  EXHIBIT INDEX



Exhibit No.    Description of Exhibit

    1.1 Underwriting Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

    1.2 Pricing Agreement, dated March 23, 1998, between Aames Capital Corporation, as Sponsor, and Donaldson Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I thereto.

    4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

    4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.

    10.1 Subsequent Transfer Agreement, dated as of March 30, 1998, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.